File No. 33-23512, 811-5629
                                      Filed under Rule 497(e)

                THE GCG TRUST

        SUPPLEMENT DATED JANUARY 31, 1997 TO
         PROSPECTUS DATED SEPTEMBER 3, 1996

     Effective at the close of business on January 31, 1997, Warburg, Pincus Counsellors, Inc. will cease to act as the Portfolio Manager to the All-Growth Series of The GCG Trust (the "Trust"). The Trust's Board of Trustees, at a special meeting on January 23, 1997, approved a portfolio management agreement among the Trust, Directed Services, Inc. and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") appointing Pilgrim Baxter as Portfolio Manager to the All-Growth Series.

     The agreements approved by the Trustees is substantially similar to the agreement now in effect including the compensation to be paid to the new Portfolio Managers. Additionally, the Board of Trustees voted to submit the agreement to the shareholders of the All-Growth Series of the Trust for their approval.

PILGRIM BAXTER & ASSOCIATES, LTD.
     Pilgrim Baxter & Associates, Ltd., with offices at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807, together with its predecessor corporations, was founded in 1982. Pilgrim Baxter, a Delaware corporation, is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual investors, trust and estates, and other investment companies.
As of December 31, 1996, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets. Pilgrim Baxter will assume portfolio management of the All-Growth Series on February 3, 1997.

     Bruce J. Muzina will be responsible for management of the All-Growth Series. Mr. Muzina has been an investment professional with Pilgrim Baxter since 1985.

NATURAL RESOURCES SERIES
     On January 23, 1997 the Board of Trustees approved a change in name of the Natural Resources Series to the Hard Assets Series (the "Series"). The
Board also approved a change in investment policies to permit the Series to invest up to 25% of its assets in real estate investment trusts in addition to its existing investment policies and restrictions.